UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 8, 2019

NetApp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-27130	77-0307520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1395 Crossman Avenue Sunnyvale, CA 94089
(Address of principal executive offices) (Zip Code)

(408) 822-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	NTAP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

On August 14, 2019, NetApp, Inc. (“NetApp” or the “Company”) issued a press release reporting financial results for the first quarter ended July 26, 2019. The press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this report, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c), (e)

Retirement of Named Executive Officer

On August 14, 2019, NetApp, Inc. (the “Company”) announced Joel Reich’s retirement from his position as Executive Vice President and General Manager, NetApp Storage Systems and Software Business Unit, effective immediately. Mr. Reich will remain an employee of the Company until August 16, 2019.

On August 8, 2019, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company approved the terms of a separation and release agreement with Mr. Reich (the “Separation Agreement”). The Separation Agreement, upon becoming effective, provides for (i) release of all claims by Mr. Reich in favor of the Company; (ii) a payment to Mr. Reich of $262,000 and (iii) assumption by the Company of the lease for property in Sunnyvale, California for which the Company previously reimbursed Mr. Reich for the rental payments and expenses. Mr. Reich is eligible for pro rata vesting of his outstanding performance-based restricted stock units in accordance with the terms of the applicable grant agreements. He is also eligible to participate in the Company’s Executive Retiree Health Plan in accordance with the terms and conditions of the plan.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by the full text of the Separation Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending October 25, 2019.

Appointment of Named Executive Officers

On August 14, 2019, the Company announced the promotions, effective August 14, 2019, of Brad R. Anderson as Executive Vice President, Storage Systems and Software Business Unit and Cloud Infrastructure Business Unit and Scott R. Allen, as Senior Vice President, Chief Accounting Officer. Effective August 14, 2019, Mr. Allen will be the principal accounting officer of the Company.

Mr. Anderson, 60, served as Senior Vice President and General Manager, NetApp Cloud Infrastructure Business Unit prior to his promotion. Before joining the Company, Mr. Anderson served as president and chief operating office of Gravitant, a cloud service brokerage platform company. Mr. Anderson also spent seven years as president and general manager of Dell’s Enterprise Solution Group, leading servers, storage, networking and software businesses. Prior to Dell, he spent nine years at HP Compaq as the senior vice president and GM of Industry Standard Servers. Mr. Anderson holds a Bachelor of Science degree in petroleum engineering from Texas A&M University and an MBA from Harvard Business School.

Prior to his promotion, Mr. Allen, 51, served as Vice President, Tax & Treasury and Vice President, Corporate Controller. Mr. Allen was previously employed by Ryder System, Inc., where he served as chief accounting officer and vice president, controller. Mr. Allen was previously employed by Altera Corporation where he most recently served as vice president, business finance and financial planning & analysis. Prior to Altera, Mr. Allen served in a variety of finance roles at GE, KB Toys and Dominion. He was also senior audit manager with Ernst & Young LLP. Mr. Allen holds a BBA degree in accounting from Siena College.

Neither Mr. Anderson nor Mr. Allen have a family relationship with any of the officers or directors of the Company.

There were no understandings or arrangements between Mr. Anderson or Mr. Allen and any other person pursuant to which they were selected as an officer of the Company. There are no related party transactions reportable under Item 5.02 of Current Report on Form 8-K and Item 404(a) of Regulation S-K.

Compensatory Arrangements

The material terms of the compensation, as approved by the Committee, for each of Mr. Anderson and Mr. Allen in connection with their respective promotions, are as follows:

Named Executive Officer	Salary	Target Incentive Compensation Award(1)	Promotion Equity Award
Brad R. Anderson	$550,000	110%

Restricted stock units (“RSUs”) equal to $400,000 in value, based on the 60-day trailing average on or about the grant date, vesting 25% annually over 4 years. The RSUs will be granted pursuant to the form of RSU Agreement previously approved by the Committee.

Performance based restricted stock units (“PBRSUs”) equal to $600,000 in value, based on the 60-day trailing average on or about the grant date and a vesting commencement date of June 1, 2019.  The PBRSUs vest in accordance with the terms and conditions of the two form PBRSU Agreements (50% based on one form and 50% based on the other form) previously approved by the Committee.

Scott R. Allen	$455,000	80%

RSUs equal to $263,000 in value, based on the 60-day trailing average on or about the grant date, vesting 25% annually over 4 years. The RSUs will be granted pursuant to the form of RSU Agreement previously approved by the Committee.

(1)	Expressed as a target percentage of base salary. Incentive compensation for the Company’s named executive officers will be established pursuant and subject to the terms of the Company’s Executive Compensation Plan.

Messrs. Anderson and Allen will also be eligible to participate in certain compensation and benefit programs available to the Company’s executive officers.

Item 9.01     Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated August 14, 2019, reporting earnings for the fiscal quarter ended July 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETAPP, INC.
(Registrant)

August 14, 2019	By:	/s/ Matthew K. Fawcett
Matthew K. Fawcett
Senior Vice President, General Counsel and Corporate Secretary